Exhibit 10.5(j)
[Those portions of this agreement that have been omitted and filed separately with the U.S.
Securities and Exchange Commission pursuant to Delek US Holdings, Inc. application requesting confidential treatment are marked “[***]” herein.]
Execution Version
RESIGNATION, WAIVER, CONSENT AND APPOINTMENT AGREEMENT
          This RESIGNATION, WAIVER, CONSENT AND APPOINTMENT AGREEMENT (this “Agreement”) is made as of September 1, 2009 by and among Fifth Third Bank, N.A. (in its individual capacity, “Fifth Third”), Lehman Commercial Paper Inc., a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) (in its individual capacity, “Lehman”), acting through one or more of its branches as the Administrative Agent (in such capacity, the “Lehman Agent”), Lehman, acting in its capacity as Swing Line Lender (in such capacity, the “Lehman Swing Line Lender”), Mapco Express, Inc., a Delaware corporation (the “Borrower”), each of the other “Loan Parties” (as defined in the Credit Agreement defined below) party hereto, Lehman, acting in its capacity as a “Lender” (as defined in the Credit Agreement defined below), and each of the other “Lenders” (as defined in the Credit Agreement defined below) party hereto. All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement.
RECITALS:
          WHEREAS, the Borrower, the Lehman Agent, the Lehman Swing Line Lender, Lehman, acting in its capacity as a Lender, and the other Lenders are parties to an Amended and Restated Credit Agreement dated as of April 28, 2005 (as the same has been and may hereafter be amended, restated, supplemented or modified from time to time, the “Credit Agreement”);
          WHEREAS, on October 5, 2008, Lehman commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) and on such date, pursuant to section 362(a) of the Bankruptcy Code, an automatic stay went into effect that prohibits actions to interfere with, or obtain possession or control of, Lehman’s property or to collect or recover from Lehman any debts or claims that arose before such date;
          WHEREAS, on October 6, 2008, the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered that certain Order Pursuant to Sections 105(a), 363(b), and 541(d) of the Bankruptcy Code and Bankruptcy Rule 6004 Authorizing Debtor to (A) Continue to Utilize its Agency Bank Account, (B) Terminate Agency Relationships and (C) Elevate Loan Participations (the “October Order”), pursuant to which, among other things, the Lehman Agent was authorized to transfer, assign or resign from any and all administrative agent positions under certain terms and conditions set forth therein;
          WHEREAS, on December 3, 2008, the Borrower and the Lenders entered into that certain Eighth Amendment to Amended and Restated Credit Agreement pursuant to which, among other things, (a) the Required Lenders and the Borrower consented to the appointment of Fifth Third as the successor Administrative Agent for the Lenders and as Swing Line Lender under the Credit Agreement and the other Loan Documents and (b) Fifth Third accepted such appointment, in each case to be effective upon (x) the resignation or removal of the Lehman Agent and (y) delivery of written notice of such acceptance by Fifth Third to the Lenders and the Borrower (the “Eighth Amendment”);

          WHEREAS, on June 3, 2009, the Bankruptcy Court entered that certain Order Authorizing the Establishment of Procedures to Terminate Unfunded Commitments and Restructure Corporate Loan Agreements (the “June Order”; the October Order and the June Order are referred to herein together as the “Order”), pursuant to which, among other things, the Lehman Agent was authorized to terminate unfunded loan commitments;
          WHEREAS, the Lehman Agent desires to resign as Administrative Agent and the Lehman Swing Line Lender desires to resign as Swing Line Lender, in each case under the Credit Agreement and all of the other Loan Documents; and
          WHEREAS, each Person party to this Agreement desires to accept such resignation by Lehman, and to appoint Fifth Third the successor Administrative Agent and Swing Line Lender under the Credit Agreement and all of the other Loan Documents.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, the parties hereto hereby agree as follows:
     1. RESIGNATION, WAIVER, CONSENT AND APPOINTMENT
          Pursuant to the Credit Agreement (including, without limitation, Section 9.9 thereof), Lehman hereby notifies Borrower, each other Credit Party and each Lender that it desires to resign as Administrative Agent and Swing Line Lender under the Credit Agreement and all of the other Loan Documents, such resignation to be effective as of the Effective Date (as defined below). By its signature below, Borrower, each other Loan Party and each Lender party hereto acknowledges receipt of such notice of resignation and reaffirms the waiver granted pursuant to the Eighth Amendment of any notice requirements with respect thereto under the Loan Documents (including, without limitation, the requirement of ten (10) days’ prior notice of such resignation as Administrative Agent set forth in Section 9.9 of the Credit Agreement). Pursuant to the Credit Agreement (including, without limitation, Section 9.9 thereof), the parties hereto hereby acknowledge that, pursuant to the terms of the Eighth Amendment, Fifth Third has been appointed as successor Administrative Agent and successor Swing Line Lender under the Credit Agreement and all other Loan Documents executed in connection therewith, which such appointment shall be effective as of the Effective Date, and Fifth Third hereby accepts such appointment. Borrower and each other Person party to this Agreement hereby agrees that Fifth Third shall bear no responsibility, and hereby irrevocably waives any claims it may have against Fifth Third, for any actions taken or omitted to be taken by Lehman while it served as Administrative Agent and/or Swing Line Lender under the Credit Agreement and the other Loan Documents. Each of Borrower, each other Loan Party and the Lehman Agent authorize Fifth Third to file any Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code financing statements (in each case, without signature and in a form reasonably satisfactory to the Borrower), mortgages, and other filings in respect of the Collateral as Fifth Third deems necessary or desirable to evidence Fifth Third’s succession as Administrative Agent under the Credit Agreement and the other Loan Documents and each party hereto agrees to execute any documentation reasonably necessary to evidence such succession.

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2.	ASSIGNMENT AND DELEGATION BY RESIGNING ADMINISTRATIVE AGENT AND RESIGNING SWING LINE LENDER; ACCEPTANCE AND ASSUMPTION BY SUCCESSOR ADMINISTRATIVE AGENT AND SUCCESSOR SWING LINE LENDER
          2.1 Assignment and Delegation. Effective as of the Effective Date:
          (a) The Lehman Agent, acting in its capacity as resigning Administrative Agent under the Credit Agreement and the other Loan Documents, and the Lehman Swing Line Lender, acting in its capacity as resigning Swing Line Lender under the Credit Agreement and the other Loan Documents (in such capacities, the “Resigning Administrative Agent and Swing Line Lender”), hereby assign and, solely with respect to duties and obligations first arising from and after the Effective Date, delegate to Fifth Third, acting in its capacities as successor Administrative Agent and successor Swing Line Lender under the Credit Agreement and the other Loan Documents (in such capacities, the “Successor Administrative Agent and Swing Line Lender”), all of the Resigning Administrative Agent and Swing Line Lender’s respective rights, remedies, duties and other obligations under the Credit Agreement and each of the other Loan Documents executed in connection therewith and each of the Liens granted to the Resigning Administrative Agent and Swing Line Lender under the Loan Documents, including, without limitation, in its respective capacities as a secured party, grantee, mortgagee, beneficiary, assignee and each other similar capacity, if any, in which the Resigning Administrative Agent and Swing Line Lender was granted Liens on any real or personal property of Borrower, any other Loan Party or any other Person as security for all or any of the obligations owing to the Administrative Agent and/or Lenders under the Credit Agreement or any other Loan Document (other than Liens that have been released prior to the date hereof in accordance with the terms set forth in the Credit Agreement); provided, however, that the Resigning Administrative Agent and Swing Line Lender shall retain all of its rights to indemnification arising under Section 9.7 and Section 10.5(d) of the Credit Agreement with respect to any liabilities incurred as, or in connection with its capacity as, Administrative Agent;
          (b) the Successor Administrative Agent and Swing Line Lender hereby accepts such assignment and delegation and hereby assumes all of such duties and other obligations (including, without limitation, the Swing Line Commitment), except that the Successor Administrative Agent and Swing Line Lender shall have no liability with respect to actions taken or omitted to be taken by the Resigning Administrative Agent and Swing Line Lender or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates under or in connection with the Credit Agreement or any other Loan Document;
          (c) Borrower and each other Loan Party, on behalf of itself, and each guarantor or other surety of or for any of the obligations owing to Administrative Agent and/or Lenders under the Credit Agreement or any other Loan Document, hereby acknowledges such assignment, delegation and assumption and agrees, in its or their respective capacities as debtor, obligor, grantor, mortgagor, pledgor, guarantor, surety, indemnitor, assignor and each other similar capacity, if any, in which any such entity has previously granted Liens on all or any part of its real or personal property pursuant to the Credit Agreement or any other Loan Document, that such assignment, delegation and assumption shall not affect in any way all or any of such Liens,

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all of which Liens remain and shall continue to be in full force and effect and each of which is hereby ratified, confirmed and reaffirmed in all respects; and
          (d) all possessory collateral held by the Resigning Administrative Agent and Swing Line Lender for the benefit of the Secured Parties shall be held by the Resigning Administrative Agent and Swing Line Lender as agent and bailee for the Successor Administrative Agent and Swing Line Lender for the benefit of the Secured Parties until such time as such possessory collateral has been delivered to the Successor Administrative Agent and Swing Line Lender. Notwithstanding anything herein to the contrary, each Loan Party agrees that all of such Liens granted by any Loan Party shall in all respects be continuing and in effect and are hereby ratified, confirmed and reaffirmed by each Loan Party. Without limiting the generality of the foregoing, any reference to the Resigning Administrative Agent and Swing Line Lender on any publicly filed document, to the extent such filing relates to the Liens on the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Administrative Agent and Swing Line Lender, shall, with respect to such Liens, constitute a reference to the Resigning Administrative Agent and Swing Line Lender as collateral representative of the Successor Administrative Agent and Swing Line Lender (provided, that the parties hereto agree that the Resigning Administrative Agent and Swing Line Lender’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Resigning Administrative Agent and Swing Line Lender, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Administrative Agent and Swing Line Lender, the Required Lenders, or otherwise and the Resigning Administrative Agent and Swing Line Lender shall have the full benefit of the protective provisions of Section 9 (The Agents) of the Credit Agreement while serving in such capacity).
From and after the Effective Date, the Successor Administrative Agent and Swing Line Lender shall have the same rights, remedies, duties and obligations, and the same benefits, in such capacities under the Credit Agreement and each other Loan Document, as if it were the original “Administrative Agent” and “Swing Line Lender” thereunder, subject to the limitations contained herein. From and after the Effective Date, each reference in the Credit Agreement and each of the other Loan Documents to “Administrative Agent” and “Swing Line Lender” shall in each case mean and be a reference to Fifth Third, acting in such capacity.
     3. REPRESENTATIONS, WARRANTIES AND COVENANTS
          3.1 Representations and Warranties of Lehman and Fifth Third.
          Each of Lehman and Fifth Third hereby severally represents and warrants that it is legally authorized to enter into, and has duly executed and delivered, this Agreement. Lehman hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that the execution and delivery by Lehman of this Agreement and the performance of its obligations hereunder have been approved by the October Order, the June Order or do not require approval of the Bankruptcy Court, as applicable, each of which have been entered by the Bankruptcy Court, and as to which no stay has been ordered and which has not been reversed, modified, vacated or overturned and Lehman has complied with the notice requirements set forth in the June Order.

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          3.2 Representations, Warranties and Covenants of Borrower to Successor Administrative Agent and Swing Line Lender.
          Borrower represents, warrants and covenants, solely for the benefit of the Successor Administrative Agent and Swing Line Lender, that, as of the date hereof, Schedule 1 attached hereto sets forth (i) the aggregate amount of the Total Revolving Credit Commitment and the Swing Line Commitment and the aggregate outstanding principal amount of all Revolving Credit Loans, Term Loans, Swing Line Loans and Incremental Loans, and (ii) a reasonably detailed schedule of outstanding Eurodollar Loans and Letters of Credit. Each Lender hereby acknowledges, confirms and agrees that the amounts described on Schedule 1 attached hereto accurately reflect the amount of the Total Revolving Credit Commitment and Swing Line Commitment and the aggregate outstanding principal amount of Revolving Credit Loans, Term Loans, Swing Line Loans and Incremental Loans as of the date hereof.
          3.3 Additional Representations and Warranties of Borrower to Successor Administrative Agent and Swing Line Lender, Resigning Administrative Agent and Swing Line Lender and the Lenders.
          Borrower further represents, warrants and covenants, for the benefit of the Successor Administrative Agent and Swing Line Lender, Resigning Administrative Agent and Swing Line Lender and the Lenders, that:
          (a) Schedule 2 attached hereto sets forth a description of the authorized equity securities of Borrower and each of its Subsidiaries. All issued and outstanding equity securities of each such Person were duly authorized and are validly issued, fully paid and non-assessable, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. All of the issued and outstanding equity interests of each such Person is owned by the entities and in the amounts set forth on Schedule 2 attached hereto. Except as set forth on Schedule 2 attached hereto, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition of any shares of capital stock or other securities of any such Person; and
          (b) Schedule 3 attached hereto contains a complete list of all possessory Collateral and security filings related to the Collateral heretofore delivered to Lehman, the actions described in Schedule 4 hereto have been performed prior to the date hereof and all security interests created in favor of Lehman Agent for the benefit of the Secured Parties under the Loan Documents are valid security interests in the Collateral, as security for the Obligations.
          3.4 Additional Representations, Warranties and Covenants of Borrower; Acknowledgments and Waivers of Lenders.
          Borrower further represents, warrants and covenants, solely for the benefit the Successor Administrative Agent and Swing Line Lender and the Lenders, that, the representations and warranties set forth in Section 4 (Representations and Warranties) of the Credit Agreement and in the Guarantee and Collateral Agreement and other Loan Documents are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Closing Date (as defined in the Credit Agreement), except to the extent such

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representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.
     4. EFFECTIVENESS
          This Agreement shall be effective upon the date (the “Effective Date”) that all of the following conditions precedent shall have been satisfied:
          (a) the execution and delivery of this Agreement by each of the Borrower, the other Loan Parties, Fifth Third, Lehman and the Required Lenders;
          (b) receipt by Fifth Third of fully-completed Schedules to this Agreement;
          (c) Lehman and Fifth Third shall have acknowledged receipt from the Borrower of payment of the fees and expenses referred to in Section 8 of this Agreement by the parties and in the manner set forth therein;
          (d) Fifth Third shall have received, in each case, in form and substance reasonably acceptable to Fifth Third, each of the fully-executed documents and other deliveries set forth on the Closing Agenda and Document Checklist attached hereto as Schedule 3 (other than items 4, 6 , 9 and 10 on such Schedule 3, which the Borrower shall deliver promptly following the Effective Date) and all of the deliveries set forth on Schedule 5;
          (e) Fifth Third shall have confirmed in writing that it has received (i) the items set forth in Section 7 of Schedule 3 attached hereto and (ii) the items set forth on Schedule 5 attached hereto.
          (f) Fifth Third shall have received, in form and substance reasonably acceptable to Fifth Third, verification from each Lender of such Lender’s Revolving Credit Commitment and the outstanding principal amount of Revolving Credit Loans, Term Loans, Swing Line Loans and Incremental Loans held by each such Lender;
          (g) Lehman shall have acknowledged receipt from the Borrower of payment in immediately available funds of (i) all costs, expenses, accrued and unpaid fees and other amounts payable to it in its capacity as the existing Administrative Agent and as a Swing Line Lender pursuant to the Loan Documents (including fees and expenses of counsel) and (ii) a portion of the administrative agent fee that was due and payable by the Borrower to Lehman on April 29, 2009, prorated for the period commencing on April 29, 2009 through and including the date hereof (and Lehman hereby acknowledges and agrees, that such payment shall constitute payment in full of all obligations of the Borrower and the other Loan Parties under that certain fee letter agreement dated as of March 25, 2005 by and among Lehman, Lehman Brothers, Inc. and the Borrower;
          (h) Lehman shall have confirmed in writing to the Borrower and the Successor Administrative Agent and Swing Line Lender that it has complied with the requirements set forth in the June Order;

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          (i) the Borrower and Holdings shall have withdrawn that certain Motion of Mapco Express, Inc. and Delek US Holdings for Relief from Automatic Stay [Doc. No. 1663] (the “Motion”) previously filed with the Bankruptcy Court; and
          (j) the Successor Administrative Agent and Swing Line Lender shall have withdrawn its Limited Joinder to the Motion previously filed with the Bankruptcy Court.
The parties hereto hereby agree that this document shall constitute a “Loan Document” under the Credit Agreement.
     5. RELEASES
          (a) Each of the Borrower, the other Loan Parties and the Lenders hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (in its capacity as an agent, swing line lender and “Lender”) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (in each case, acting solely on behalf of Lehman in its capacity as an agent, swing line lender, hedging counterparty and “Lender”) (collectively, the “Lehman Released Parties”) to the extent arising out of or in connection with the Loan Documents including, without limitation, any past or future failure by Lehman to fund any Loan required to be funded by it under the Credit Agreement (such released claims, collectively, the “Lehman Released Claims”). Each of the Borrower, the other Loan Parties and the Lenders further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lehman Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Lehman Released Claims or from exercising any right or recoupment of setoff that it may have under a master netting agreement or otherwise against any Lehman Released Party with respect to Obligations under the Loan Documents. Each of the Lehman Released Parties shall be a third party beneficiary of this Agreement.
          (b) Each of the Borrower, the other Loan Parties and the Lenders hereby unconditionally and irrevocably waive all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Fifth Third (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors and assigns (collectively, the “Fifth Third Released Parties”) to the extent directly or indirectly arising out of or in connection with any information received from, or any action taken or omitted to be taken by, the Resigning Administrative Agent and Swing Line Lender in its capacity as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents (such released claims, collectively, the “Fifth Third Released Claims”). Each of the Borrower, the other Loan Parties and the Lenders further agree forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Fifth Third Released Parties with respect to any and all of the foregoing described waived, released,

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acquitted and discharged Fifth Third Released Claims or from exercising any right or recoupment of setoff that it may have under a master netting agreement or otherwise against any Fifth Third Released Party with respect to Obligations under the Loan Documents. Each of the Fifth Third Released Parties shall be a third party beneficiary of this Agreement. In addition to the forgoing, the Borrower and each other Loan Party hereby agree to indemnify and hold harmless each Fifth Third Released Party for any and all claims made by any Lender as a result of a dispute with respect to such Lender’s outstanding Loans or Commitments resulting from information received from the Resigning Administrative Agent and Swing Line Lender. Each of the Borrower, the other Loan Parties and the Lenders hereby acknowledge and agree that the Fifth Third Released Parties shall not be responsible to any Lender, L/C Issuer or other Person for the validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created, required to be created or purported to be created under or in connection with, any Loan Document including, without limitation, any Lien or security interest transferred to a Fifth Third Released Party pursuant to the terms of this Agreement.
6. AMENDMENT TO CREDIT AGREEMENT.
          Anything to the contrary contained in the Credit Agreement or the other Loan Documents notwithstanding, and in consideration for the release granted above, Lehman, acting in its capacity as a “Lender”, the Loan Parties and each other Lender, hereby acknowledge and agree that, (a) since September 22, 2008, Lehman, in its capacity as a Revolving Credit Lender, has failed to fund its Revolving Credit Percentage of the amount of all requested borrowings of Revolving Credit Loans and, as a result thereof, is currently in default of its obligations under the Credit Agreement, and (b) from and after the date hereof, for so long as Lehman (or any of Lehman’s Affiliates or Related Funds) are in default of its obligation to (i) fund any Loan required to be funded by it, (ii) make any payment required by it, or (iii) fund any purchase of any participation to be made or funded by it, in each case in accordance with the terms of the Credit Agreement, (x) Lehman, its Affiliates and its Related Funds shall have no voting or consent rights or constitute a “Lender” or a “Revolving Credit Lender” (or be included in the numerator or the denominator of the calculation of “Required Lenders” set forth in the Credit Agreement (with respect to the Total Revolving Credit Commitments, Total Revolving Extensions of Credit and Term Loans)) with respect to any waiver, amendment, consent or other modification relating to the Credit Agreement or any other Loan Document, except to the extent the terms of such amendment, consent or modification would increase the Revolving Credit Commitment of Lehman (or its Affiliates or Related Funds) or result in Lehman (or its Affiliates or Related Funds, as the case may be) not being treated ratably with all other Lenders similarly situated, and (y) commitment fees shall cease to accrue on the unfunded portion of the Revolving Credit Commitment of Lehman (or its Affiliates or Related Funds) pursuant to Section 2.7(a) and Lehman, its Affiliates and its Related Funds shall not be entitled to receive payment of any such commitment fees or any other fees payable to the Lenders. The Borrower and each other Loan Party hereby acknowledge and agree that neither the Successor Administrative Agent nor any Lender (other than Lehman) shall be responsible for the failure of Lehman (or its Affiliates or Related Funds) to make any Loan, fund the purchase of a participation or make any other payment required hereunder. The failure of Lehman (or its Affiliates or Related Funds) to make

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any Loan or any payment required by it hereunder, or to fund any purchase of any participation to be made or funded by it on the date specified therefor shall not relieve any other Lender of its obligations to make such loan or fund the purchase of any such participation on such date. This Section 6 shall be deemed to amend the Credit Agreement for all purposes under the Loan Documents.
     7. NOTICES
          Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party in accordance with its address as currently on record under the Credit Agreement, or to such other address as the party may designate in writing to the other.
     8. EXPENSES
          (a) Borrower agrees to reimburse Fifth Third for any and all reasonable costs and expenses (including the reasonable fees, expenses and disbursements of counsel to Fifth Third) incurred by Fifth Third in connection with: (i) its due diligence review of the Credit Agreement, the other Loan Documents and any other agreements or transactions entered into in connection with the foregoing, as well as any Person party to any of the foregoing, (ii) the consummation of the transactions contemplated in this Agreement and (iii) the negotiation and preparation of this Agreement.
          (b) Borrower agrees to reimburse Lehman for any and all reasonable costs and expenses (including the reasonable fees, expenses and disbursements of counsel to Lehman) incurred by Lehman in connection with: (i) the consummation of the transactions contemplated in this Agreement and (ii) the negotiation and preparation of this Agreement.
     9. AMENDMENTS AND WAIVERS
          No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of each of the parties hereto.
     10. SEVERABILITY
          Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability or the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

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     11. SECTION TITLES
          Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.
     12. SUCCESSORS AND ASSIGNS
          This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     13. APPLICABLE LAW
          THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     14. COUNTERPARTS
          This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.
     15. FURTHER ASSURANCES
          Each of Lehman and the Borrower will, at the Borrower’s cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary or as Fifth Third may from time to time reasonably request in order to carry out the intent and purposes of this Agreement and the transactions contemplated herein, including, but not limited to: (a) executing any documents necessary to evidence the appointment of Fifth Third as Successor Administrative Agent and Swing Line Lender, or to preserve, protect or perfect any Liens granted by any Person under the terms of the Credit Agreement or any other Loan Document; (b) the prompt payment by Lehman to Fifth Third (in its new capacity as Administrative Agent) of any and all amounts it may receive as a result of its designation as additional insured or lenders’ loss payee under certificates of insurance of Borrower or any Loan Party on or after the Effective Date; and (c) in the event that, after the Effective Date, Lehman receives any payments in respect of principal, interest or any other amounts owing to the Borrower, Fifth Third or any Lender under the Credit Agreement or any other Loan Document, Lehman agrees to that such payment shall be held in trust for Fifth Third (in its new capacity as Administrative Agent) and Lehman shall promptly deliver such payment to Fifth Third for payment to the Person entitled thereto.

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     16. CONFIDENTIALITY
          Schedules 1 through 5 to this Agreement are exclusively for the information of the parties hereto (including, without limitation, each Lender) and the information therein may not be disclosed to any third party or circulated or referred to publicly without the prior written consent of Lehman; provided, that nothing herein shall prevent any Loan Party, the Successor Administrative Agent and Swing Line Lender or any Lender from disclosing any such information (a) to any Affiliate of a Loan Party, the Successor Administrative Agent and Swing Line Lender or any Lender, (b) to any Transferee or prospective Transferee that agrees to comply with the provisions of this Section 16 or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, (d) upon the request or demand of any Governmental Authority having jurisdiction over it, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) in connection with any litigation or similar proceeding, (g) that has been publicly disclosed other than in breach of this Section 16, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.
     17. LIMITATION
          Each party hereto agrees that this Agreement (a) does not impose on Lehman affirmative obligations or indemnities not already existing as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and which could give rise to administrative expense claims, and (b) is not being effectuated in a manner inconsistent with the terms of the Credit Agreement.
- Remainder of Page Intentionally Blank; Signature Pages Follow -

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          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

SUCCESSOR ADMINISTRATIVE AGENT AND SWING LINE LENDER:

FIFTH THIRD BANK, N.A., as Successor Administrative Agent and Swing Line Lender, and as a Lender
By:	/s/ John K. Perez
	Name:	John K. Perez
	Title:	Vice President

RESIGNING ADMINISTRATIVE AGENT AND SWING LINE LENDER:

LEHMAN COMMERCIAL PAPER INC.,
as Resigning Administrative Agent and Swing Line Lender, as Debtor and Debtor in Possession in its chapter 11 case in the United States Bankruptcy Court for the Southern District of New York, Case No. 08-13555 (JMP)

By:	/s/ Frank Turner
	Name:	Frank Turner
	Title:	Authorized Signatory

Resignation, Waiver, Consent and Appointment Agreement

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC.,
as a Lender, as Debtor and Debtor in Possession in its
chapter 11 case in the United States Bankruptcy Court for the Southern
District of New York, Case No. 08-13555 (JMP)

By:	/s/ Frank Turner
	Name:	Frank Turner
	Title:	Authorized Signatory

Resignation, Waiver, Consent and Appointment Agreement

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

, as a Lender
By:
Name:
Title:

Resignation, Waiver, Consent and Appointment Agreement

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

MAPCO EXPRESS, INC., as the Borrower

By:

Name:

Title:

By:

Name:

Title:

DELEK US HOLDINGS, INC.

By:

Name:

Title:

By:

Name:

Title:

GASOLINE ASSOCIATED SERVICES, INC., as a Loan Party

By:

Name:

Title:

By:

Name:

Title:

LIBERTY WHOLESALE CO., INC., as a Loan Party

By:

Name:

Title:

By:
Name:

Title:

Resignation, Waiver, Consent and Appointment Agreement

SCHEDULE 1 to Resignation, Waiver, Consent and Appointment Agreement
COMMITMENTS AND LOANS
Commitments and Loans Outstanding as of September 1, 2009:

Total Revolving Credit Commitment	$120,000,000.00
Revolving Credit Loans Outstanding:	$63,340,000.07
Swing Line Commitment:	$7,000,000.00
Term Loans Outstanding:	$91,194,930.79
Swing Line Loans Outstanding:	$0.00
Incremental Loans Outstanding:	$0.00
Description of Outstanding Eurodollar Loans as of September 1, 2009:
NONE.
Description of Outstanding Letters of Credit as of September 1, 2009:
1. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
2. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
3. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
4. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
5. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
6. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
7. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
8. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
9. That certain Irrevocable Standby Letter of Credit No. [***], dated [***], issued by [***] in favor of [***] in the face amount of [***].
Resignation, Waiver, Consent and Appointment Agreement

SCHEDULE 2 to Resignation, Waiver, Consent and Appointment Agreement
EQUITY SECURITIES
1.	The authorized, issued and outstanding equity securities of Borrower and each of its Subsidiaries are as follows:

		Issued and Outstanding	Holder(s) of Issued and
	Authorized	Capital Stock	Outstanding Capital
	Capital Stock;	Membership Interests;	Stock
	Membership Interests;	or	Membership Interests; or
Person	or Partnership Interests	Partnership Interests	Partnership Interests
Mapco Express, Inc.	3,000	100	Delek US Holdings, Inc.
Gasoline Associated Services, Inc.	5,000	5,000	Mapco Express, Inc.
Liberty Wholesale Co., Inc.	1,000	1,000	Mapco Express, Inc.
2.	There are no pre-emptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition of any shares of capital stock or other securities of Borrower or any of its Subsidiaries, except as follows:
NONE.
Resignation, Waiver, Consent and Appointment Agreement

SCHEDULE 3 to Resignation, Waiver, Consent and Appointment Agreement
CLOSING AGENDA AND DOCUMENT CHECKLIST
1.	New fee letter by and among Fifth Third and the Borrower

2.	UCC financing statements and amendments to existing UCC financing statements, as set forth on Annex A attached hereto

3.	Assignments of the Intellectual Property Recordations with the USPTO, as set forth on Annex B attached hereto

4.	Assignment for Security of Trademarks and Trademark Applications by and between New Agent and Mapco and recorded with the USPTO with respect to new Registration Numbers 3,303,610, 3314103, 3313854, 2916955, 1551140, 1486471, 1269491 and 1269492

5.	Assignments of Mortgages set forth on Annex C attached hereto

6.	Notice of assignment under the following Landlord Waivers:
a.	Store 5155 — 41425 AL Hwy 75 & 227, Geraldine, AL

b.	Store 5205 — 15690 East Limestone Road, Athens, AL

c.	Store 5204 — 6670 Hwy 431 South, Owens Crossing, AL

d.	Store 3515 — 2900 Airport Road, Dalton, GA

e.	Store 3003 — 5375 Elvis Presley Blvd., Memphis, TN
7.	Pledge-related documentation:
(i)	Stock Certificates

a.	Certificate number 1, representing 100 common shares of the Borrower issued to Delek US, together with a corresponding stock power

b.	Certificate number 2, representing 5000 common shares of GAS issued to Williamson Oil Co., Inc., together with a corresponding stock power

c.	Certificate number 15, representing 301 common shares of Williamson Oil Co., Inc., issued to Mapco Family Centers, Inc.

d.	Certificate number 1, representing 1000 common shares of Liberty issued to Williamson Oil Co., Inc., together with a corresponding stock power

(ii)	New Irrevocable Proxies Coupled With an Interest

a.	by Delek US with respect to the Borrower

b.	by Borrower with respect to GAS

c.	by Borrower with respect to Liberty
8.	Lender-related documentation:
a.	Credit Contact and Operations Contact for each Lender
Resignation, Waiver, Consent and Appointment Agreement

b.	Institutional Legal Name of each Lender

c.	Wire Instructions for each Lender

d.	Phone Number for each Lender

e.	Fax Number for each Lender

f.	W8 (foreign entities) or W9 (U.S. entities) for each Lender. NOTE — If a W8 is required then Fifth Third must receive an original signed tax form
9.	Insurance certificates naming Fifth Third, as Administrative Agent, as loss payee or additional insured, as applicable.

10.	Date Down Endorsements showing Fifth Third Bank, as Administrative Agent on the following title insurance policies:
a.	FA-31-NCS-248673CL

b.	FA-31-1096838

c.	FA-31-NCS-248673AQ

d.	FA-31-248673AU

e.	FA-31-248673CA

f.	FA-31-NCS-248673CW

g.	FA-31-NCS-248673CD

h.	FA-31-248673CC

i.	FA-31-248673AP

j.	FA-31-248673CY

k.	FA-31-NCS-248673AE-NAS

l.	FA-31-NCS-248673AF-NAS

m.	FA-31-248673AN

n.	FA-31-248673AX

o.	FA-31-248673BD

p.	FA-31-248673BM

q.	FA-31-248673CF

r.	FA-31-248673CG

s.	FA-31-248673CM

t.	FA-31-248673CH

u.	FA-31-248673AT

v.	FA-31-248673BH

w.	FA-31-248673AL

x.	FA-31-248673AV

y.	FA-248673AG

z.	FA-31-NCS-248673AS
Resignation, Waiver, Consent and Appointment Agreement

ANNEX A to Closing Agenda and Document Checklist
FINANCING STATEMENTS BEING ASSIGNED

	Debtor	Jurisdiction	Secured Party	Scope of Lien	Filing Information
1.	DELEK US HOLDINGS, INC.	SOS DE	Lehman Commercial Paper Inc., as Administrative Agent	All Capital Stock held by Debtor in MAPCO Family Centers, Inc. and MAPCO Express, Inc. including Proceeds thereof	51337139 4/29/05

2.	GASOLINE ASSOCIATED SERVICES, INC.	SOS AL	Lehman Commercial Paper Inc., as Administrative Agent	All assets	05-0333281 5/2/05

3.	LIBERTY WHOLESALE CO., INC.	SOS AL	Lehman Commercial Paper Inc., as Administrative Agent	All assets	05-0333269 5/2/05

4.	MAPCO EXPRESS, INC.	SOS DE	Lehman Commercial Paper Inc., as Administrative Agent	All Capital Stock held by Debtor in MAPCO Family Centers, Inc. and MAPCO Express, Inc. including Proceeds thereof	21875305 7/30/02

5.	MAPCO EXPRESS, INC.	SOS DE	Lehman Commercial Paper Inc., as Administrative Agent	All assets	51337154 4/29/05

6.	MAPCO EXPRESS, INC.	SOS DE	Lehman Commercial Paper Inc., as Administrative Agent	Fixtures	62441251 7/14/06

7.	MAPCO FAMILY CENTERS, INC.	SOS DE	Lehman Commercial Paper Inc., as Administrative Agent	All assets	51337188 4/29/05
          Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Secured Party	Scope of Lien	Filing Information
8.	WILLIAMSON OIL CO., INC.	SOS AL	Lehman Commercial Paper Inc., as Administrative Agent	All assets	05-0333275; 5/2/05

9.	MAPCO EXPRESS, INC.	GA- Bartow Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B2085 P50; 7/19/06

10.	MAPCO EXPRESS, INC.	GA- Bartow Co.	Lehman Commercial Paper Inc.	Fixture UCC	B2204 P179; 6/18/07

11.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B1296 P881; 7/19/06

12.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Lehman Commercial Paper Inc.	Fixture UCC	B1378 P787; 6/29/07

13.	MAPCO EXPRESS, INC.	GA- Cherokee Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B8928 P70; 7/21/06

14.	MAPCO EXPRESS, INC.	GA- Dade Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B00363 P46; 7/19/06

15.	MAPCO EXPRESS, INC.	GA- Floyd Co.	Lehman Commercial Paper Inc.	Fixture UCC	B2088 P427; 6/18/07

16.	MAPCO EXPRESS, INC.	GA- Gordon Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B1334 P90; 7/19/06
      Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Secured Party	Scope of Lien	Filing Information
17.	MAPCO EXPRESS, INC.	GA- Gordon Co.	Lehman Commercial Paper Inc.	Fixture UCC	B1446 P29; 6/18/07

18.	MAPCO EXPRESS, INC.	GA- Murray Co.	Lehman Commercial Paper Inc.	Fixture UCC	B644 P736; 6/29/07

19.	MAPCO EXPRESS, INC.	GA- Murray Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B606 P1; 7/20/06

20.	MAPCO EXPRESS, INC.	GA- Polk Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B1168 P189; 7/19/06

21.	MAPCO EXPRESS, INC.	GA- Walker Co.	Lehman Commercial Paper Inc.	Fixture UCC	B1501 P481; 7/2/07

22.	MAPCO EXPRESS, INC.	GA- Walker Co.	Lehman Commercial Paper Inc.	Fixture UCC	B1357 P313; 9/15/05

23.	MAPCO EXPRESS, INC.	GA- Walker Co.	Lehman Commercial Paper Inc.	Fixture UCC	B1429 P131; 8/2/06

24.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B4804 P170; 7/19/06

25.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Lehman Commercial Paper Inc.	Fixture UCC	B5026 P128; 6/18/07

26.	MAPCO EXPRESS, INC.	LA- Lafayette Parish	Lehman Commercial Paper Inc.	Fixture UCC	28-422036; 9/14/05
      Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Secured Party	Scope of Lien	Filing Information
27.	MAPCO EXPRESS, INC.	TN- Bradley Co.	Lehman Commercial Paper Inc., as Administrative Agent	Fixture UCC	B1662 P583; 7/25/06

28.	MAPCO EXPRESS, INC.	TN- Davidson Co.	Lehman Commercial Paper Inc.	Fixture UCC	20060111-004564; 1/11/06

29.	MAPCO EXPRESS, INC.	TN- Hamilton Co.	Lehman Commercial Paper, Inc., as Administrative Agent	Fixture UCC	B8023 P111; 7/25/06

30.	MAPCO EXPRESS, INC.	TN- Marion Co.	Lehman Commercial Paper, Inc., as Administrative Agent	Fixture UCC Site 220	B374 P337; 7/19/06

31.	MAPCO EXPRESS, INC.	TN- Rutherford Co.	Lehman Commercial Paper, Inc.	Fixture UCC	B583 P1490; 1/13/06

32.	MAPCO EXPRESS, INC.	TN- Sumner Co.	Lehman Commercial Paper, Inc.	Fixture UCC	B2423 P287; 1/13/06

33.	MAPCO EXPRESS, INC.	TN- Williamson Co.	Lehman Commercial Paper, Inc.	Fixture UCC	B3802 P133; 1/13/06

34.	MAPCO EXPRESS, INC.	TN- Wilson Co.	Lehman Commercial Paper, Inc.	Fixture UCC Site 1755	B1161 P567; 1/30/06

35.	MAPCO EXPRESS, INC.	VA- Dinwiddie Co.	Lehman Commercial Paper, Inc.	Fixture UCC Site 4064	05-20; 9/21/05

36.	MAPCO EXPRESS, INC.	VA- Lynchburg City	Lehman Commercial Paper, Inc.	Fixture UCC 4031	05-0000026; 9/14/05

37.	MAPCO EXPRESS, INC.	VA- Hanover Co.	Lehman Commercial Paper, Inc.	Fixture UCC 4061	74-2005; 11/15/05
      Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Secured Party	Scope of Lien	Filing Information
38.	MAPCO EXPRESS, INC.	VA- Hanover Co.	Lehman Commercial Paper, Inc.	Fixture UCC 4061	75-2005; 11/15/05

39.	MAPCO EXPRESS, INC.	VA- Prince George Co.	Lehman Commercial Paper, Inc.	Fixture UCC 4058	050000038; 9/14/05; 05-38

40.	MAPCO EXPRESS, INC.	VA- Chesterfield Co. Circuit Court	Lehman Commercial Paper Inc.	Fixture UCC Site 4065	0500570; 11/14/05

41.	MAPCO EXPRESS, INC.	VA- Chesterfield Co. Circuit Court	Lehman Commercial Paper Inc.	Fixture UCC Site 4065	0500567; 11/14/05
UCC FINANCING STATEMENTS

	Debtor	Jurisdiction	Scope of Lien
1.	DELEK US HOLDINGS, INC.	DE SOS	All Capital Stock held by Debtor in Mapco Express, Inc., including Proceeds thereof

2.	MAPCO EXPRESS, INC.	DE SOS	All assets

3.	LIBERTY WHOLESALE CO., INC.	AL SOS	All assets

4.	GASOLINE ASSOCIATED SERVICES	AL SOS	All assets

5.	MAPCO EXPRESS, INC.	GA- Bartow Co.	Fixture UCC
Site 199

6.	MAPCO EXPRESS, INC.	GA- Bartow Co.	Fixture UCC
Site 146

7.	MAPCO EXPRESS, INC.	GA- Bartow Co.	Fixture UCC
Site 167

8.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Fixture UCC
Site 79, 165, 187, 193, 106
     Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Scope of Lien
9.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Fixture UCC
Site 29

10.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Fixture UCC
Site 71

11.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Fixture UCC
Site 72

12.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Fixture UCC
Site 137

13.	MAPCO EXPRESS, INC.	GA- Catoosa Co.	Fixture UCC
Site 153

14.	MAPCO EXPRESS, INC.	GA- Cherokee Co.	Fixture UCC
Site 172

15.	MAPCO EXPRESS, INC.	GA- Dade Co.	Fixture UCC
Sites 166, 189, 190

16.	MAPCO EXPRESS, INC.	GA- Dade Co.	Fixture UCC
Site 191

17.	MAPCO EXPRESS, INC.	GA- Floyd Co.	Fixture UCC
Sites 3, 147, 154, 207

18.	MAPCO EXPRESS, INC.	GA- Floyd Co.	Fixture UCC
Sites 201, 202
     Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Scope of Lien
19.	MAPCO EXPRESS, INC.	GA- Gordon Co.	Fixture UCC
Site 240

20.	MAPCO EXPRESS, INC.	GA- Gordon Co.	Fixture UCC
Site 186

21.	MAPCO EXPRESS, INC.	GA- Gordon Co.	Fixture UCC
Site 168

22.	MAPCO EXPRESS, INC.	GA- Murray Co.	Fixture UCC
Site 178, 181, 164, 17, 99, 101, 230

23.	MAPCO EXPRESS, INC.	GA- Murray Co.	Fixture UCC
Site 182

24.	MAPCO EXPRESS, INC.	GA- Polk Co.	Fixture UCC
Site 195

25.	MAPCO EXPRESS, INC.	GA- Polk Co.	Fixture UCC
Site 194

26.	MAPCO EXPRESS, INC.	GA- Walker Co.	Fixture UCC
Site 305

27.	MAPCO EXPRESS, INC.	GA- Walker Co.	Fixture UCC
Site 156, 149, 687, 171, 5622
     Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Scope of Lien
28.	MAPCO EXPRESS, INC.	GA- Walker Co.	Fixture UCC
Site 188

29.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Fixture UCC
Site 108

30.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Fixture UCC
Site 180

31.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Fixture UCC
Site 2

32.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Fixture UCC
Site 175

33.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Fixture UCC
Site 92

34.	MAPCO EXPRESS, INC.	GA- Whitfield Co.	Fixture UCC
Sites 170, 174, 176, 177, 183, 185, 8, 11, 14, 20, 22, 25, 41, 68, 83, 93, 220

35.	MAPCO EXPRESS, INC.	LA- Lafayette Parish	Fixture UCC
Site 3037

36.	MAPCO EXPRESS, INC.	VA- Dinwiddie Co.	Fixture UCC
Site 4064

37.	MAPCO EXPRESS, INC.	VA- Hanover Co.	Fixture UCC
Site 4061

38.	MAPCO EXPRESS, INC.	VA- Lynchburg City	Fixture UCC
Site 4031

39.	MAPCO EXPRESS, INC.	VA- Prince George Co.	Fixture UCC
Site 4058
     Resignation, Waiver, Consent and Appointment Agreement

	Debtor	Jurisdiction	Scope of Lien
40.	MAPCO EXPRESS, INC.	VA- Chesterfield Co. Circuit Court	Fixture UCC Site 4065
Resignation, Waiver, Consent and Appointment Agreement

ANNEX B to Closing Agenda and Document Checklist
INTELLECTUAL PROPERTY
a.	Amendment to Assignment for Security of Trademarks and Trademark Applications by and among Outgoing Agent, New Agent and Borrower and recorded with the United States Patent and Trademark Office (the “USPTO”) with respect to Registration Numbers 2000128 (registered as of September 10, 1996) and 0918275 (registered as of August 10, 1971)
b.	Amendment to Assignment for Security of Copyrights by and among Outgoing Agent, New Agent and Borrower and recorded with the US Copyright Office with respect to Registration Number TXu1001521 (registered as of July 9, 2002)
Resignation, Waiver, Consent and Appointment Agreement

ANNEX C to Closing Agenda and Document Checklist
MORTGAGE ASSIGNMENTS
1.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 4298, Page 614 on May 11, 2005 in Calhoun County, Alabama
2.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Instrument #138445 on January 19, 2006 in Cherokee County, Alabama
3.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper, Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book RLEST 275, Page 145 on May 11, 2005 in Clay County, Alabama
4.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Fiche 2005-15, Frame 821 on May 9, 2005 in Colbert County, Alabama
5.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 378, Page 303 on May 11, 2005 in Coosa County, Alabama
6.	Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 1426, Page 418 on May 6, 2005 in Cullman County, Alabama
7.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Document No. 2005-R 201676 in Mortgage Book 1293, Page 245 on May 10, 2005 in DeKalb County, Alabama
8.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to
Resignation, Waiver, Consent and Appointment Agreement

Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Document #M-2005-1900 on May 10, 2005 in Etowah County, Alabama

9.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 11583 on May 10, 2005 in Jackson County, Alabama

10.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 22519 on May 9, 2005 in Lauderdale County

11.	Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 22485 on May 9, 2005 in Lauderdale County, Alabama
12.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 3209, Page 538 on May 12, 2005 in Lee County, Alabama
13.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 25513 on May 10, 2005 in Limestone County, Alabama
14.	Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 25378 on May 10, 2005 in Limestone County, Alabama
15.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Instrument #20050510000299810 on May 10, 2005 in Madison County, Alabama
16.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 3125, Page 292 on May 10, 2005 in Marshall County, Alabama
Resignation, Waiver, Consent and Appointment Agreement

17.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Instrument #20050511000227000 on May 11, 2005 in Shelby County, Alabama
18.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Mortgage Book 2005, Page 24987 on May 10, 2005 in St. Clair County, Alabama
19.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 1133, Page 346 on May 11, 2005 in Talladega County, Alabama
20.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Card No. 203896 on May 11, 2005 in Tallapoosa County, Alabama
21.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 38280 on May 5, 2005 in Tuscaloosa County, Alabama
22.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 1194, Page 567 on May 20, 2005 in Crittenden County, Arkansas
23.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 1194, Page 606 on May 20, 2005 in Crittenden County, Arkansas
24.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Instrument Number 2005-10518 on May 20, 2005 in Faulkner County, Arkansas
Resignation, Waiver, Consent and Appointment Agreement

25.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 370, Page 216 on May 20, 2005 in Jackson County, Arkansas
26.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 2005, Page 968 on May 19, 2005 in Monroe County, Arkansas
27.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 838, Page 110 on May 19, 2005 in Phillips County, Arkansas
28.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Instrument Number 05-1881 on May 19, 2005 in Poinsett County, Arkansas
29.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as Instrument Number 2005043306 on May 20, 2005 in Pulaski County, Arkansas
30.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 740, Page 164 on May 20, 2005 in St. Francis County, Arkansas
31.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 2204, Page 151 on June 18, 2007 in Bartow County, Georgia
32.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by MAPCO Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 2085, Page 22 on July 19, 2006 in Bartow County, Georgia
33.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 1378, Page 693 on June 29, 2007 in Catoosa County, Georgia
Resignation, Waiver, Consent and Appointment Agreement

34.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 1296, Page 0851 on July 19, 2006 in Catoosa County, Georgia
35.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 8928, Page 43 on July 21, 2006 in Cherokee County, Georgia
36.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 00363, Page 0016 on July 19, 2006 in Dade County, Georgia
37.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 2088, Page 393 on June 18, 2007 in Floyd County, Georgia
38.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 1334, Page 62 on July 19, 2007 in Gordon County, Georgia
39.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 1446, Page 1 on June 18, 2007 in Gordon County, Georgia
40.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 644, Page 704 on June 29, 2007 in Murray County, Georgia
41.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 605, Page 719 on July 20, 2006 in Murray County, Georgia
42.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 1168, Page 0161 on July 19, 2006 in Polk County, Georgia
43.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 1501, Page 447 on July 2, 2007 in Walker County, Georgia
Resignation, Waiver, Consent and Appointment Agreement

44.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 1429, Page 103 on August 2, 2006 in Walker County, Georgia
45.	Amended and Restated Deed to Secure Debt, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 28, 2005, recorded on July 20, 2005 in Book 1343, Page 656 in Walker County, Georgia
46.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of April 2, 2007, recorded in Book 5026, Page 83 on June 18, 2007 in Whitfield County, Georgia
47.	Deed to Secure Debt, Security Agreement, and Assignment of Leases and Rents made by Mapco Express, Inc., Grantor, to Lehman Commercial Paper Inc., as Administrative Agent, Grantee, dated as of July 13, 2006, recorded in Book 4804, Page 136 on July 19, 2006 in Whitfield County, Georgia
48.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 264, Page 591 on June 20, 2005 in Allen County, Kentucky
49.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 242, Page 70 on June 8, 2005 in Bell County, Kentucky
50.	Amended and Restated Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded in Book 258, Page 297 on June 7, 2005 in Simpson County, Kentucky
51.	Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Mortgagor, to Lehman Commercial Paper Inc., as Administrative Agent, Mortgagee, dated as of April 28, 2005, recorded as File Number 2005-00028930 on June 24, 2005 in Lafayette Parish, Louisiana
52.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing executed by Mapco Express, Inc., Grantor, to Danny L. Crotwell, Esquire, Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument Number 200503979, Page 1-32 on May 10, 2005 in Alcorn County, Mississippi
Resignation, Waiver, Consent and Appointment Agreement

53.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing executed by Mapco Express, Inc., Grantor, to Danny L. Crotwell, Esquire, Trustee for the benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 2,213, Page 672 on May 10, 2005 in DeSoto County, Mississippi
54.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 25, 2005, recorded as Instrument #20050506-0051103 on May 6, 2005 in Davidson County, Tennessee
55.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of December 15, 2005, recorded as Instrument #20060111-0004563 on January 11, 2006 in Davidson County, Tennessee
56.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded as Instrument #1343244 in Book 501, Page 1868 on May 20, 2005 with the Rutherford County, Tennessee Register of Deeds
57.	Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of December 15, 2005, recorded in Book 583, Page 1452 on January 13, 2006 with the Rutherford County, Tennessee Register of Deeds
58.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded as Instrument #05044315, Book RB179, Page 648-681 on May 10, 2005 in White County, Tennessee
59.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1392, Page 1080 on May 13, 2005 in Anderson County, Tennessee
60.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 146, Page 845 on May 10, 2005 in Cheatham County, Tennessee
Resignation, Waiver, Consent and Appointment Agreement

61.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1193, Page 323 on May 9, 2005 in Cocke County, Tennessee
62.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 212, Page 489 on December 27, 2005 in Decatur County, Tennessee
63.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Record Book 221, Page 601 on May 9, 2005 in DeKalb County, Tennessee
64.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 854, Page 1 on May 9, 2005 in Gibson County, Tennessee
65.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Deed of Trust Book 625, Page 336 on May 9, 2005 in Hardeman County, Tennessee
66.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005 recorded in Book TD 378, Page 1 on May 9, 2005 in Macon County, Tennessee
67.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of July 13, 2006, recorded in Book 374, Page 309 on July 19, 2006 in Marion County, Tennessee
68.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Volume 1035, Page 1094 on May 9, 2005 in Montgomery County, Tennessee
Resignation, Waiver, Consent and Appointment Agreement

69.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1113, Page 77 on May 9, 2005 in Roane County, Tennessee
70.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1026, Pages 652-686 on June 1, 2005 in Robertson County, Tennessee
71.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument No. 144188 in Book 1026, Pages 616-651 on June 1, 2005 in Robertson County, Tennessee
72.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument #05084180 on June 1, 2005 in Shelby County, Tennessee
73.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing made by Mapco Express, Inc., as successor by merger to Mapco Family Centers, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument #050841482 on June 1, 2005 in Shelby County, Tennessee
74.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 2255, Page 22 on May 25, 2005 in Sumner County, Tennessee
75.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of December 15, 2005, recorded in Book 2423, Page 250 on January 13, 2006 in Sumner County, Tennessee
76.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1026, Page 535 on May 23, 2005 in Tipton County, Tennessee
Resignation, Waiver, Consent and Appointment Agreement

77.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 4080, Page 100 on October 23, 2006 in Williamson County, Tennessee
78.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of December 15, 2005, recorded in Book 3802, Page 93 on January 13, 2006 in Williamson County, Tennessee
79.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1114, Page 98 on May 20, 2005 in Wilson County, Tennessee
80.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 1114, Page 145 on May 20, 2005 in Wilson County, Tennessee
81.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of October 13, 2006, recorded in Book 1210, Page 1520 on October 18, 2006 in Wilson County, Tennessee
82.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of December 15, 2005, recorded in Book 1161, Page 532 on January 30, 2006 in Wilson County, Tennessee
83.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument #537119, Book 2167, Page 1530-1560 on August 7, 2007 in Blount County, Tennessee Register of Deeds
84.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of July 13, 2006, recorded as Instrument #06013933, in BK/PG 1662/552-582 on July 25, 2006 with the Bradley County, Tennessee Register of Deeds
Resignation, Waiver, Consent and Appointment Agreement

85.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as successor by merger to Williamson Oil Co., Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded in Book T646, Page 830 on May 12, 2005 with the Coffee County, Tennessee Register of Deeds and re-recorded in Book T668, Page 63 on November 22, 2005 with the Coffee County, Tennessee Register of Deeds
86.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument No. 07066776 in Book DT447, Page 335 on August 29, 2007 with the Giles County, Tennessee Register of Deeds
87.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument #2007080700076, Book and Page GI 8430 392 on August 7, 2007 in Hamilton County, Tennessee
88.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of August 15, 2006, recorded as Instrument #2006081700175, Book and Page GI 8051 702 on August 17, 2006 in Hamilton County, Tennessee
89.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of July 13, 2006, recorded as Instrument #2006072500091, Book and Page GI 8023 72 on July 25, 2006 in Hamilton County, Tennessee
90.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded as Instrument No. 05003045 in Book 16, Page 1123 on May 9, 2005 with the Hickman County, Tennessee Register of Deeds
91.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded as Instrument #200505090089413 on May 9, 2005 in Knox County, Tennessee Register of Deeds
92.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee
Resignation, Waiver, Consent and Appointment Agreement

for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Document Nos. 07004695 and 07004696 in BK/PG TD593/209-239 and BK/PG TD593/240-270 on August 8, 2007 with the Lincoln County, Tennessee Register of Deeds

93.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument #07002656, Book and Page TD 363/153-184 on August 3, 2007 in Polk County, Tennessee Register of Deeds
94.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded in Record Book 227, Page 464 on May 10, 2005 with the Putnam County, Tennessee Register of Deeds
95.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument #07028950, in BK/PG T445/335-367 on August 2, 2007 with the Rhea County, Tennessee Register of Deeds
96.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument #07002492, in BK/PG 233/808-840 on August 13, 2007 with the Sequatchie County, Tennessee Register of Deeds
97.	Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to William L. Rosenberg, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 2, 2007, recorded as Instrument #07047237, Book 2884, Pages 626-656 on August 7, 2007 in Sevier County, Tennessee Register of Deeds
98.	Amended and Restated Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., as Grantor, to Kay B. Housch, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, as Beneficiary, dated as of April 28, 2005, recorded in Book 128, Page 114 on May 16, 2005 with the Warren County, Tennessee Register of Deeds
99.	Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kanawha Land Title
Resignation, Waiver, Consent and Appointment Agreement

Services, LLC, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument No. 050004207 on May 9, 2005 in the City of Lynchburg, Virginia

100.	Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kanawha Land Title Services, LLC, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument #050002019 on May 6, 2005 in Dinwiddie County, Virginia
101.	Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kanawha Land Title Services, LLC, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 2506, Page 736 on May 6, 2005 in Hanover County, Virginia
102.	Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kanawha Land Title Services, LLC, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded as Instrument #05002133 on May 6, 2005 in Prince George County, Virginia
103.	Amended and Restated Credit Line Deed of Trust, Security Agreement, Assignment of Leases and Rents, and Fixture Filing made by Mapco Express, Inc., Grantor, to Kanawha Land Title Services, LLC, as Trustee for the use and benefit of Lehman Commercial Paper Inc., as Administrative Agent, Beneficiary, dated as of April 28, 2005, recorded in Book 6371, Page 1 on May 6, 2005 in Chesterfield County, Virginia
Resignation, Waiver, Consent and Appointment Agreement

SCHEDULE 4 to Resignation, Waiver, Consent and Appointment Agreement
ACTIONS
1. The following Persons are all parties to the Guarantee and Collateral Agreement:
a.	Mapco Express, Inc. (in its own capacity and in its capacity as successor by merger to MAPCO Family Centers, Inc. and Williamson Oil Co., Inc.)

b.	Delek US Holdings, Inc.

c.	Gasoline Associated Services, Inc.

d.	Liberty Wholesale Co., Inc.
2. All outstanding equity interests and promissory notes (with appropriate transfer instruments) owned by or on behalf of each Loan Party have been pledged pursuant to the Guarantee and Collateral Agreement.
3. All Uniform Commercial Code financing statements and other appropriate documents and instruments required to create and/or perfect the Liens intended to be created and/or perfected under the Guarantee and Collateral Agreement have been filed, registered, recorded or delivered.
4. All Mortgages, title insurance policies, abstracts, appraisals, legal opinions and other appropriate real estate security documents with respect to all Mortgaged Properties have been filed, registered, recorded or delivered pursuant to the Credit Agreement.
5. All consents and approvals required to be obtained in connection with the execution and delivery of all Security Documents, the performance of the obligations thereunder and the granting of the Liens thereunder have been obtained (except as otherwise agreed by the Successor Administrative Agent and Swing Line Lender).
Resignation, Waiver, Consent and Appointment Agreement

SCHEDULE 5 to Resignation, Waiver, Consent and Appointment Agreement
The Resigning Administrative Agent and Swing Line Lender shall have delivered to the Successor Administrative Agent and Swing Line Lender:
(a)	copies of the Loan Documents existing as of the date hereof, together with all amendments and supplements thereto; and
(b)	(i) copies of all of the Resigning Administrative Agent and Swing Line Lender’s books and records concerning the Loans (including without limitation all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents to each Lender and the names of and contact information for each Lender) and (ii) such other information and data as shall be reasonably necessary for the Successor Administrative Agent and Swing Line Lender to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents.
8477347.1
Resignation, Waiver, Consent and Appointment Agreement